UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): November 17, 2022
Stellar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9 Greenway Plaza, Suite 110
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
(713) 210-7600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
On November 17, 2022, Stellar Bancorp, Inc. (the “Company”) entered into a Modification Agreement (the “Modification Agreement”) with Frost Bank. Pursuant to the Modification Agreement, the Company and Frost Bank agreed to, among other things, amend the Company’s Second Amended and Restated Loan Agreement, December 13, 2019, as amended by that certain First Amendment to the Second Amended and Restated Credit Agreement, dated December 13, 2021 (as amended, the “Loan Agreement”), the Revolving Promissory Note, dated December 13, 2021 (the “Note”), and the other documents related to the Loan Agreement and the Note to reflect the change of the Company’s name from CBTX, Inc. to Stellar Bancorp, Inc.
The Company also entered into an Amended and Restated Pledge and Security Agreement with Frost Bank (the “Pledge Agreement”) to pledge all of the Company’s right, title and interest in and to all of the shares of capital stock of Allegiance Bank, the Company’s wholly owned subsidiary, as collateral security for the payment and performance of the Company’s obligations arising under the Note.
As of November 17, 2022, the Company had no balance drawn under the Note.
The foregoing descriptions of the Modification Agreement and the Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Modification Agreement and the Pledge Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
Declaration of Dividend
On November 18, 2022, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend in the amount of $0.13 per share of common stock. The dividend will be payable on December 30, 2022 to the Company’s shareholders of record as of the close of business on December 15, 2022. The amount and timing of any future dividend payments to shareholders will be subject to the discretion of the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, including the cautionary language regarding forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Modification Agreement, dated November 17, 2022, by and between Frost Bank and Stellar Bancorp, Inc.
10.2	Amended and Restated Pledge and Security Agreement, dated November 17, 2022, by and between Frost Bank and Stellar Bancorp, Inc.
99.1	Press Release issued by Stellar Bancorp, Inc. dated November 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: November 18, 2022	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer